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                                                                    EXHIBIT 10.3


               FIRST AMENDMENT TO CHILDTIME LEARNING CENTERS, INC.
                   1995 STOCK INCENTIVE PLAN FOR KEY EMPLOYEES


         WHEREAS, Childtime Learning Centers, Inc. (the "Company") has established and maintains the Childtime Learning Centers, Inc. 1995 Stock Incentive Plan for Key Employees (the "Plan"); and

         WHEREAS, pursuant to Paragraph 22 of the Plan, the Board of Directors of the Company (the "Board") has the right to amend the Plan at any time, subject to the approval of the shareholders of the Company, for any lawful purpose; and

         WHEREAS, the Board desires to amend the Plan to increase the number of shares reserved for issuance under the Plan from 300,000 shares to 600,000 shares of Common Stock of the Company.

         NOW, THEREFORE, in consideration of the foregoing and by resolution of the Board, subject to the approval of the Company's shareholders, the Plan is hereby amended in the following respects:

         1.  Paragraph 1(h) is hereby amended in its entirety to read:

                  (h) "Plan" shall mean the Childtime Learning Centers, Inc. 1995 Stock Incentive Plan for Key Employees, as amended by this First Amendment.

         2. The first sentence of Paragraph 5 is hereby amended in its entirety to read:

                  MAXIMUM NUMBER OF SHARES SUBJECT TO PLAN: The maximum number of shares with respect to which stock options may be granted or which may be awarded as restricted stock under the Plan shall be 600,000 shares in the aggregate of Common Stock of the Corporation.

                  The remainder of Paragraph 5 shall remain in full force and effect.

         All other terms and provisions of the Plan shall remain in full force and effect.

         This First Amendment to the Plan shall be effective on the date of adoption by the Board of Directors; provided that the shareholders of the Corporation approve this First Amendment within twelve months after its adoption by the Board of Directors.

As adopted by the Board of Directors on May 9, 2000
And by the Stockholders on August 15, 200